Earnings Conference Call   Second Quarter 2020   July 22, 2020 – 8:00am CT

2   Forward-Looking Statements and Non-GAAP Measures   We want to remind everyone that our comments may contain forward-looking statements that are   inherently subject to uncertainties and risks, including the impacts of the novel coronavirus (COVID-19)   on the global economy and on our customers, suppliers, employees, operations, business, liquidity and   cash flow. We caution everyone to be guided in their analysis of Dover Corporation by referring to the   documents we file from time to time with the SEC, including our Form 10-K for 2019 and Form 10-Q for   the second quarter of 2020, for a list of factors that could cause our results to differ from those   anticipated in any such forward-looking statements.   We would also direct your attention to our website, dovercorporation.com, where considerably more   information can be found.   In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP   financial information. Management uses non-GAAP measures in addition to GAAP measures to   understand and compare operating results across periods, make resource allocation decisions, and for   forecasting and other purposes. Management believes these non-GAAP measures reflect results in a   manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison   of results across periods and to those of peer companies. These non-GAAP financial measures have   no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled   measures used by other companies due to potential differences between the companies in calculations.   The use of these non-GAAP measures has limitations and they should not be considered as substitutes   for measures of financial performance and financial position as prepared in accordance with U.S.   GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings   release and investor supplement for the second quarter, which are available on Dover’s website.

3   Summary Corporate Q2 Results and Highlights   Q2 2020 Highlights and Comments   Revenue change   (Y-o-Y)   All-in   Organic(1)   -17%   -16%    Expectedly slower demand across segments    Material sequential improvement in June    FX impact: -1%; acquisitions offset dispositions   Bookings change   (Y-o-Y)   All-in   Organic(3)   -22%   -21%    Book-to-bill(3): 0.94    Backlog(3) remains strong (+8% Y-o-Y); increase in 4 of 5 segments   Segment EBIT margin   improvement (Y-o-Y)   Reported(2)   Adjusted(1)   -270 bps   -190 bps    Cost containment and in-flight actions yield 27% adj. decremental   margin(1)    DFS and DPPS adj. margin increase Y-o-Y despite lower volume   Earnings   Reported   Adjusted(1)   $125M   $164M    Reported Y-o-Y change: -37%    Adjusted Y-o-Y change: -28%   Diluted EPS   Reported   Adjusted(1)   $0.86   $1.13    Reported Y-o-Y change: -36%    Adjusted Y-o-Y change: -28%   Cash Flow change   (Y-o-Y)   OpCF(4)   FCF(1)   +$63M   +$78M    Q2 FCF(1) up Y-o-Y on lower Capex, NWC management, tax   deferrals    YTD FCF(1) up $126M Y-o-Y; liquidity position remains robust   Guidance and other activities    2020 EPS guidance reinstated:   ̶ Reported EPS: $4.16 - $4.41   ̶ Adjusted EPS(1): $5.00 - $5.25   (1) Non-GAAP measures (definitions and reconciliations in appendix)   (2) Refer to definition of total segment earnings (EBIT) margin in appendix   (3) See performance measures definitions in appendix   (4) Cash flow from operations

4   Segment   Revenue ($M)   / Organic   Change %   Adj. EBIT %   / bps ∆   Y-o-Y   Comments   DEP   $342   -20%   15.2%   -300 bps    Relative resilience in waste handling and aerospace & defense off strong backlogs,   weakness in other Capex-levered industrial businesses    Margin decline due to lower volumes and difficult year-over-year comp (Q2’19 saw peak   margin). Expect margin gap to narrow in H2 as volumes recover   DFS   $326   -15%   14.7%   +80 bps    Sustained strong activity in above ground retail fueling in North America (incl. EMV),   lower demand in EMEA and in Asia largely due to expected lower activity    Margin up on productivity gains and geo/product mix offsetting low volumes. Expect full   year margin accretion for the segment   DII   $228   -14%   16.5%   -450 bps    Marking & Coding resilient with strength in consumables and fast moving consumer   goods. Textiles significantly impacted by disruption in apparel demand and retail activity    High segment gross margin and decline in digital print drove decremental margin. Strong   margin performance in Marking & Coding (~flat Y-o-Y) expected to continue   DPPS   $309   -9%   23.4%   +60 bps    Record growth in biopharma and thermal connector business. Lower sales in industrial   pumps and precision components. Plastics expectedly lower due to H2-geared backlog    Margin improvement on productivity gains and mix. Expect to hold absolute profits   approximately flat for full year   DRFE   $294   -20%   6.2%   -550 bps    Resilience in heat exchangers. Expectedly weak demand in foodservice and slow   backlog conversion in food retail due to COVID disruption    Proactive production curtailments resulted in negative fixed cost absorption and Q2   margin decline. Cost and productivity actions improved margins intra-quarter. Expect H2   Y-o-Y growth in absolute earnings and in margin   Q2 2020 Segment Results   Q2 2020(1)   (1) Non-GAAP reconciliations in appendix

5   Q2 2019   Q2 2020 Revenue & Bookings   Revenue   Change in Organic Revenue(1): -$289M, or -16.0%   DIIDFS DPPS DRFE FX ACQ./   DISP. (2)   Q2 2020   Geographic Detail   Q2 2019 DEP DFS DII DPPS DRFE FX ACQ./   DISP. (3)   Q2 2020   Note: $ in millions. Numbers may not add due to rounding   Bookings(4)   Change in Organic Bookings(4): -$375M, or -20.6%   (1) Non-GAAP measure (definition and reconciliation in appendix)   (2) Acquisitions: $13M, dispositions: $12M   DEP   ($M)1,811 -58 -24 1,499-78-86 -30-37   ($M)   1   -72 -29 1,413-44-119 -97-43 11,816   Q2 2020 % of Revenue   3%   21%   11%ASIA   8%   57%   OTHER   EUROPE   OTHER AMER.   US   (33)%   (14)%   (19)%   (34)%   (10)%   Organic Rev   Growth(1)   Organic   Organic   (3) Acquisitions: $13M, dispositions: $12M   (4) See performance measure definitions in appendix   June vs. May ‘20   Bookings(4) Change   Q2 Y-o-Y Backlog(4)   Change ($ / %)   12% 30% 22% 11% 21% 19%   -39 / -9% 13 / 7% 52 / 45% 1 / -% 80 / 26% 106 / 8%   Full DOV

6   Q2 2020 Adjusted Segment EBIT and Adjusted Net Earnings   GAAP   EARNINGS   RIGHT   SIZING   INT./TAX   EXPENSE   ACQ.   AMORT.   CORP.   EXPENSE   SEGMENT   EBIT   ADJ.   EARNINGS   ADJ.   EARNINGS   ACQ.   AMORT.   RIGHT   SIZING   ADJ. ON   SALE OF   CHINO   GAAP   EARNINGS   Change in Adjusted Net Earnings (3)   -$65M   198 5 26 229 -83 -2 20 164 -26 -13   Q2 2019 Q2 2020   ($M)   Note: $ in millions. Numbers may not add due to rounding   125-1   DPPSDIIADJ. EBIT DFSD&A (1) DEPADJ. EBITDA DRFE ADJ. EBITDA D&A (2) ADJ. EBIT   20.7%   15.2%   Change in Adjusted Segment EBIT (3)   -$83M   Q2 2020   311 376 -16-27 228 ($M)-4   17.2%   Q2 2019   -65-7 -28   19.5%   29365   (1) Depreciation: $30M, Amortization: $35M   (2) Depreciation: $31M, Amortization: $34M   (3) Non-GAAP measures (definitions and reconciliations in appendix)   12.7%   11.0%

7   Year-to-Date Free Cash Flow   12.3%   (1) Includes gain on disposition and loss on assets held for sale   (2) Includes stock-based compensation and changes in other current and non-current assets and liabilities   (3) Non-GAAP measures (reconciliation on this slide, definitions in appendix)   $M YTD ’20 YTD ’19 ∆   Net earnings 301 304 -3   Adjustments for (gains) losses(1) (6) 47 -53   D&A 136 136 +1   Change in working capital (80) (164) +84   Change in other(2) (4) (89) +85   Cash flow from operations 348 233 +114   Capex (79) (91) 12   Free cash flow(3) 269 142 +126   FCF % of revenue(3) 8.5% 4.0% +450 bps   FCF % of adj. earnings(3) 73.0% 34.5% +3,850 bps   Note: Numbers may not add due to rounding    NWC management led to improved FCF conversion    Q2 benefited by ~$40M of deferred US tax payments (to be paid in Q3)    Capex on “in-flight” committed projects largely completed in H1 ’20

8   Principled   Capital   Allocation   Q2 2020: Balance Sheet Update   Note: Numbers may not add due to rounding   Prudent   Leverage(1)   ($ in billions)    Flexible and conservative capital structure in   line with long term objective    Investment grade credit with “margin of safety”   2.9   1.3   Net Debt LTM ADJ.   EBITDA   2.2x   Improved   Liquidity(2)   0.3   0.6   0.6   0.5   0.5   Legacy Revolver   Capacity   Q2 ’19   1.6   Q2 ’20   1.0   $450M New   Revolver Capacity   Cash    Established new $450M revolver facility in Q2,   $1B legacy revolver facility remains in place    Re-entered stabilized commercial paper market    No long term debt maturities until 2025   (1) Net debt and LTM adjusted EBITDA are non-GAAP measures (definitions and reconciliations in appendix)   (2) Q2 ’19 and Q2 ’20 had $358M and $505M of commercial paper balance, respectively, which nets against legacy revolver capacity   (3) Represents $239M of cash paid for acquisitions less $17M of cash proceeds from the sale of AMS Chino   65   years   ~$225   million   Consecutive years of   increasing dividend   Net year-to-date highly-   synergistic bolt-on   acquisitions(3)    Continue to pay dividend    Continue to pursue attractive bolt-on M&A   opportunities    Lifting suspension of share repurchases

9   Demand Outlook for H2 2020   Segment   H2 Outlook   vs. Q2(1)   Demand Outlook Comments   DEP    Strong backlog and visibility in aerospace & defense (microwave products); improvement in short-   cycle businesses (automotive aftermarket, industrial automation)    Orders slowed in waste handling driven by pull-back in industry capex and municipal spend   reductions, backlog remains strong   DFS    NA above-ground remains resilient and supported by EMV    Global activity lower on challenging comparable from 2019, expiration of China double-wall, global   decline in miles driven and decline in capital budgets for integrated oil (esp. China and Europe)    Transportation components and vehicle wash impacted but recovering   DII    Marking & coding remains steady on robust demand in FMCG and consumables as well as pent-   up demand (maintenance postponed due to travel restrictions) in printers and services    Textile digital printing operating at a reduced capacity; apparel/fashion markets remain   challenged, but signs of order upticks at end of Q2   DPPS    Continued robust growth in biopharma and thermal connectors, improvement in industrial pumps   on improving short cycle trends    Strong backlog and visibility support stronger H2 in plastics processing; continued slowing in   precision components, mainly in O&G and power gen   DRFE    Resilience in heat exchangers (esp. non-HVAC markets) and expected H2 deliveries from the   large backlog in aluminum can making    Expect food retail to begin shipping against a healthy backlog; possible upside from pent-up   demand due to elevated wear & tear of field equipment in H1 and delayed maintenance/remodels    Foodservice equipment (~10% of segment) to remain challenged through year-end   (1) Denotes directional assessment of expected year-over-year revenue change in H2 2020 compared to Q2 2020   - H2 YoY growth or decline at a rate less than 50% of that seen in Q2 - H2 YoY decline at a slower rate vs. Q2 - H2 Trajectory approximately in line with Q2

10   FY2020 Guidance    Negative FY organic revenue(1)   change    Sequential improvement from Q2   through Q3 and Q4   Revenue   (1) Non-GAAP measure (definition in appendix)   EBIT   Conversion(1)   EPS   Corporate   Items   Cash Flow    20-25% full year decremental   margin(1) range    Revising favorably (vs. 25-30%   on Q1 call) on back of strong first   half performance    Reported: $4.16 - $4.41    Adjusted(1): $5.00 - $5.25    Corp Expense: $110M - $115M    Interest Expense: $105M - $108M    Tax Rate: 20 – 22%    Free Cash Flow(1) Conversion:   – 100+% of Adjusted Net Earnings   – 10-12% of Revenue    Capex: $140M - $160M

11   Appendix

12   Q2 2019 to Q2 2020 Revenue and Bookings Bridges by Segment   Note: Numbers may not add due to rounding   DEP DFS DII DPPS DRFE Total   430 391 267 339 385 1,811    (86) (58) (37) (30) (78) (289)   (2) (6) (9) (4) (2) (24)   1 - 8 4 (12) 1   342 326 228 309 294 1,499   DEP DFS DII DPPS DRFE Total   397 394 264 376 384 1,816    (119) (72) (43) (97) (44) (375)   (2) (11) (9) (5) (2) (29)   1 - 10 2 (12) 1   278 311 221 276 326 1,413   FX   Q2 2020 Bookings   Q2 2019 Bookings   Organic Growth   Acquisitions / Dispositions   ($ in millions)   Q2 2019 Revenue   Bookings Bridge by Segment   ($ in millions)   Acquisitions / Dispositions   Q2 2020 Revenue   Organic Growth   FX   Revenue Bridge by Segment

13   Q2 2020 Organic Revenue and Bookings Bridges   Note: Numbers may not add due to rounding   Q2 2020 Segment Growth Factors   Revenue Growth Bookings Growth   -20.1% -29.8%   -14.8% -18.2%   -14.0% -16.5%   -8.8% -25.7%   -20.2% -11.6%   -16.0% -20.6%   0.7% 0.7%   -0.7% -0.6%   -1.2% -1.7%   Total -17.2% -22.2%   Q2 2020 Geographic Revenue Growth Factors   Revenue Growth   -10.3%   -33.5%   -19.5%   -14.3%   -33.1%   -16.0%   0.7%   -0.7%   -1.2%   Total -17.2%   Acquisitions   Dispositions   Currency translation   Organic   US   Other Americas   Europe   Asia   Other   Total Organic   Acquisitions   Dispositions   Currency translation   Organic   Refrigeration & Food Equipment   Total Organic   Engineered Products   Pumps & Process Solutions   Fueling Solutions   Imaging & Identification

14   Reconciliation of Q2 2020 Net Earnings to Adj. EBIT and Adj.   EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA   Margin by Segment   Note: Numbers may not add due to rounding   (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs   DEP DFS DII DPPS DRFE Total   342 326 228 309 294 1,499    - - - - - 125    - - - - - 27    - - - - - 28    - - - - - 32   48 47 38 68 11 212   13.9% 14.5% 16.7% 21.9% 3.9% 14.1%   4 1 (1) 5 6 15    - - - - 1 1   52 48 38 72 18 228   15.2% 14.7% 16.5% 23.4% 6.2% 15.2%   10 18 9 17 11 65   62 66 47 89 30 293   18.0% 20.2% 20.5% 28.9% 10.1% 19.5%   Q2 2020   ($ in millions)   Revenue   Net earnings   Add back:   Adjusted EBITDA - Segment   Adjusted EBITDA %   Income tax expense   Segment earnings (EBIT)   EBIT %   Adjustments:   Rightsizing and other costs   Corporate expense   Adjusted EBIT - Segment   Adjusted EBIT %   Adjusted depreciation and amortization expense   (1)   Interest expense, net   Loss on disposition

15   Reconciliation of Q2 2019 Net Earnings to Adj. EBIT and Adj.   EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA   Margin by Segment   Note: Numbers may not add due to rounding   DEP DFS DII DPPS DRFE Total   430 391 267 339 385 1,811    - - - - - 198    - - - - - 25    - - - - - 31    - - - - - 52   77 53 55 76 44 305   17.9% 13.5% 20.5% 22.5% 11.5% 16.8%   1 2 1 1 1 6   78 54 56 77 45 311   18.2% 13.9% 21.0% 22.8% 11.7% 17.2%   10 19 7 16 13 65   88 73 63 93 58 376   20.5% 18.8% 23.7% 27.6% 15.0% 20.7%   Q2 2019   ($ in millions)   Revenue   Net earnings   Add back:   Adjusted EBITDA - Segment   Adjusted EBITDA %   Income tax expense   Segment earnings (EBIT)   EBIT %   Adjustments:   Rightsizing and other costs   Corporate expense   Adjusted EBIT - Segment   Adjusted EBIT %   Adjusted depreciation and amortization expense   (1)   Interest expense, net   (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs

16   Reconciliation of Free Cash Flow and Net Debt   Note: Numbers may not add due to rounding   ($ millions) Q2 2020 Q2 2019   Q2 YTD   2020   Q2 YTD   2019   Net Cash Provided by Operating Activities 272 209 348 233   Capital Expenditures (39) (54) (79) (91)   Free Cash Flow 233 155 269 142   Free Cash Flow as a % of Earnings 186.6% 78.1% 89.2% 46.8%   Free Cash Flow as a % of Adjusted Earnings 141.6% 67.5%18 .4% 73.0% 34.5%   Free Cash Flow as a % of Revenue 15.5% 8.5%18 .4% 8.5% 4.0%   Net Debt   Q2 '20   -    505   505    3,001   3,506    (649)   2,857   Notes payables   Long-term debt   Total debt   Less: Cash and cash equivalents   Net debt   Free Cash Flow   ($ in millions)   Short term borrowings   Commercial paper

17   Reconciliation of Adjusted Net Earnings to Net Earnings and   Calculation of Adjusted Diluted EPS under U.S. GAAP   Note: Numbers may not add due to rounding   ($ in millions, except per share data)   Q2 2020 Q2 2019 Q2 YTD   2020   Q2 YTD   2019   Net earnings ($) 125 198 301 304   Acquisition-related amortization, pre tax 34 35 68 71   Acquisition-related amortization, tax impact (8) (9) (17) (18)   Rightsizing and other costs, pre tax 17 6 25 10   Rightsizing and other costs, tax impact (3) (1) (5) (2)   Loss (gain) on disposition, pre tax 1 - (6) -   Loss (gain) on disposition, tax impact (0) - 1 -   Loss on assets held for sale - - - 47   Adjusted net earnings ($) 164 229 368 412   Weighted average shares outstanding – diluted 145 147 145 147   Diluted EPS ($) 0.86 1.35 2.07 2.07   Acquisition-related amortization, pre tax 0.24 0.24 0.47 0.48   Acquisition-related amortization, tax impact (0.06) (0.06) (0.12) (0.12)   Rightsizing and other costs, pre tax 0.12 0.04 0.17 0.07   Rightsizing and other costs, tax impact (0.02) (0.01) (0.03) (0.02)   Loss (gain) on disposition, pre tax 0.00 - (0.04) -   Loss (gain) on disposition, tax impact (0.00) - 0.01 -   Loss on assets held for sale - - - 0.32   Adjusted diluted EPS ($) 1.13 1.56 2.53 2.80

18   Reconciliation of Corporate Last Twelve Months (“LTM”) Adjusted   EBITDA and Decremental Margin   Note: Numbers may not add due to rounding   Q3 '19 Q4 '19 Q1 '20 Q2 '20 LTM   206 168 176 125 675    29 40 24 27 120    30 29 26 28 113    52 29 37 32 150    - 24 - - 24   317 290 264 212 1,083    3 13 7 15 38    - - (7) 1 (6)   320 304 264 228 1,116    65 67 65 65 262   385 371 329 293 1,378    (29) (64) (24) (27) (144)   - 28 1 2 31    2 2 2 2 7   359 337 308 269 1,272   Adjustments:   Rightsizing and other costs   Adjusted EBIT - Segment   Adjusted depreciation and amortization   (2)   (Gain) loss on disposition   Plus: Corporate depreciation & amortization   Adjusted Corporate EBITDA   Adjusted Segment EBITDA   Less: Corporate expenses   (1)   LTM Adjusted EBITDA   ($ in millions)   Plus: Corporate rightsizing & other costs   (1)   Net earnings   Add back:   Corporate expense   Interest expense, net   Income tax expense   Loss on extinguishment of debt   Segment earnings (EBIT)   (1) Q4 ‘19 corporate expenses and rightsizing & other costs include a $24M loss on extinguishment of debt   (2) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs   Decremental Margin   Q2 '20 Q2 '19 ∆   1,499 1,811 (312)   228 311 (83)   27%Decremental Margin   ($ in millions)   Revenue   Adjusted EBIT - Segment

19   Reconciliation of EPS to Adjusted EPS   Range   2020 Guidance for Earnings per Share (GAAP) $4.16 $4.41   Acquisition-related amortization, net 0.71-   Rightsizing and other costs, net 0.16-   Gain on disposition, net (0.03)   2020 Guidance for Adjusted Earnings per Share (Non-GAAP) $5.00 $5.25   Note: Numbers may not add due to rounding

20   Non-GAAP Definitions   Definitions of Non-GAAP Measures:   Adjusted Net Earnings: is defined as net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs, a 2019 loss on assets   held for sale and a 2020 gain on disposition.   Adjusted Diluted Net Earnings Per Share: is defined as adjusted net earnings divided by average diluted shares.   Total segment earnings (EBIT): is defined as net earnings before income taxes, net interest expense and corporate expenses.   Total segment earnings (EBIT) margin: is defined as total segment earnings (EBIT) divided by revenue.   Adjusted EBIT by Segment: is defined as net earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs, a 2019 loss   on assets held for sale and a 2020 gain/loss on disposition.   Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. The bps change Y-o-Y is calculated as the difference   between adjusted EBIT margin for the current period and the prior period.   Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included   within rightsizing and other costs.   Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue.   EBIT Conversion / Decremental Margin: is defined as the change in total adjusted segment earnings (EBIT) divided by the change in revenue.   Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash   flow divided by revenue. Free cash flow as a percentage of net earnings equals free cash flow divided by net earnings. Free cash flow as a percentage of adjusted   net earnings equals free cash flow divided by adjusted net earnings.   Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions.   Net debt: is defined as total debt minus cash and cash equivalents.   LTM Adjusted EBITDA: is defined as adjusted segment EBITDA, less corporate expenses, plus corporate rightsizing and other costs and corporate depreciation   and amortization.   The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP   measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the   second quarter.

21   Performance Measure Definitions   Definitions of Performance Measures:   Bookings represent total orders received from customers in the current reporting period. This metric is an important measure of performance and an   indicator of revenue order trends.   Organic Bookings represent total orders received from customers in the current reporting period excluding the impact of foreign currency exchange rates   and the impact of acquisitions and dispositions. This metric is an important measure of performance and an indicator of revenue order trends.   Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet been satisfied. This   metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future.   Book-to-bill is a ratio of the amount of bookings received from customers during a period divided by the amount of revenue recorded during that same   period. This metric is a useful indicator of demand.   We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other   users of our financial information in assessing the performance of our segments.